Exhibit 99.1

Xtant Medical Holdings, Inc. Reports Third Quarter 2015 Results

Third Quarter 2015 Consolidated Pro Forma Highlights:

•	Consolidated pro forma revenue increased 6.5% to $20.9 million from $19.6 million in the third quarter of 2014.

•	Excluding OEM revenue, third quarter 2015 consolidated pro forma revenue increased 13.8% to $20.2 million from $17.7 million in the third quarter of 2014.

•	Consolidated pro forma biologics revenue increased 15.5% to $9.8 million from $8.5 million in the third quarter of 2014.

•	Consolidated pro forma fixation revenue, excluding OEM revenue, increased 12.3% to $10.4 million from $9.3 million in the third quarter of 2014.

•	Pro forma gross profit for the period was 65.5%, which was at the high end of Company guidance of 64% to 66%.

BELGRADE, Mont., Nov. 11, 2015 (GLOBE NEWSWIRE) -- Xtant Medical Holdings, Inc. (NYSE MKT:XTNT), a leader in the development of class-leading regenerative medicine products and medical devices, today reported consolidated actual and consolidated pro forma financial results for the third quarter of 2015 and for the nine-months ended September 30, 2015. As previously announced, the Company completed its acquisition of X-spine Systems, Inc. on July 31, 2015. The consolidated pro forma results are presented as if the Company's current subsidiaries were combined for all periods presented below.

Consolidated Pro Forma Third Quarter 2015 Results

Revenue

Consolidated pro forma revenue for the third quarter 2015 was approximately $20.9 million, an increase of 6.5% compared to approximately $19.6 million for the same period of 2014. During the third quarter of 2015 and 2014, the Company generated approximately $745,000 and $1.9 million, respectively, of Original Equipment Manufacturer ("OEM") sales from a large orthopedic device manufacturer. Excluding those sales, third quarter 2015 consolidated pro forma revenue increased approximately 13.8% compared to the same period last year.

Consolidated Pro Forma Third Quarter 2015 Summary of Revenue
(Stated in $'000's)
	3Q15	3Q14	Growth %
Biologics	$9,761	$8,454	15.5%
Fixation (excluding OEM)	$10,396	$9,256	12.3%
Consolidated Pro Forma Revenue (excluding OEM)	$20,157	$17,710	13.8%
OEM	$745	$1,909	-61%
Consolidated Pro Forma Revenue	$20,902	$19,619	6.5%

For the nine-months ended September 30, 2015, consolidated pro forma revenue was approximately $64.4 million, an increase of $6.3 million or 10.8% compared to $58.1 million reported for the same period of 2014. Excluding OEM revenue, revenue increased 15.0% compared to the same period last year.

Gross Profit and Gross Margin

Consolidated pro forma gross profit for the third quarter of 2015 was approximately $13.7 million or 65.5% of revenue compared to $13.2 million or 67.3% of revenue reported for the same period of 2014. Gross margin was at the high end of company guidance of 64% to 66%.

For the nine-months ended September 30, 2015, consolidated pro forma gross margin was 65.7% compared to 65.8% in the prior year.

Loss from Operations

Consolidated pro forma loss from operations for the third quarter of 2015 was approximately $3.5 million compared to a loss of approximately $1.4 million for the same period of 2014. The loss for the period also includes approximately $610,000 of non-recurring general and administrative expenses and a non-cash impairment charge of $234,000 on net carrying value of pre-acquisition intangible assets.

For the nine-months ended September 30, 2015, on a consolidated pro forma basis, the Company's loss from operations was approximately $7.1 million compared to $3.3 million for the same period of 2014.

Net Loss

On a consolidated pro forma basis, the company had a net loss of approximately $5.4 million and $16.1 million for the three months and nine months ended September 30, 2015, respectively, as compared to approximately $2.8 million and $11.3 million, respectively, for the same periods of 2014.

EBITDA

The Company defines earnings before interest, taxes, depreciation and amortization ("EBITDA") as net income/(loss) from operations before depreciation, amortization, impairment charges and non-cash stock based compensation. On a pro forma combined basis, third quarter 2015 EBITDA loss was approximately

$915,000. Excluding the non-recurring increase in general and administrative expenses referenced above, third quarter 2015 combined EBITDA loss was approximately $305,000.

Financial Resources and Liquidity

As of September 30, 2015, the Company reported cash and cash equivalents of approximately $8.0 million. On September 4, 2015, the company sold 140,053 shares of restricted common stock to certain members of the Company's board of directors in a private placement transaction at $3.68 per share, which was the closing price on that date. Total proceeds were approximately $516,000.

The Company believes its cash resources are sufficient to execute its strategy through December 31, 2016.

2015 and 2016 Company Guidance

The Company reiterates its 2015 revenue guidance to be within the range of $43 to $46 million for the second half of 2015 and second half 2015 EBITDA guidance to be in the range of $2.0 to $2.5 million, excluding one-time, non-recurring expenses. The Company also reiterates its 2016 revenue guidance of approximately $100 million to $105 million and EBITDA guidance of approximately $7.0 to $9.0 million.

Actual Results for the Three Months ended September 30, 2015

The actual operating results of Xtant Medical Holdings, Inc presented below and to be reported in the Company's Quarterly Report on Form 10-Q include three months of operating results for Bacterin International, Inc. and two months of operating results for X-spine Systems, Inc.

In connection with the acquisition of X-spine, the Company recorded approximately $3.9 million of acquisition and integration related expenses during the third quarter of 2015. Additional integration related expenses are expected during the fourth quarter of 2015 and first half of 2016.

The Company also reported a one-time gain on the extinguishment of debt of approximately $2.3 million associated with the refinancing and restructuring of the Company’s senior secured term loan with an affiliate of Orbimed Advisors as part of the acquisition financing.

Conference Call

The company will also hold a conference hosted by Dan Goldberger, Chief Executive Officer, and John Gandolfo, Chief Financial Officer, to discuss the results. The call will be held at 10:00 AM ET, on November 12, 2015. Please refer to the information below for conference call dial-in information and webcast registration.

Conference date: November 12, 2015, 10:00 AM ET

Conference dial-in: 877-269-7756

International dial-in: 201-689-7817

Conference Call Name: Xtant Medical Holdings, Inc. Third Quarter 2015 Results Call

Webcast Registration: Click Here

Following the live call, a replay will be available on the Company's website, www.xtantmedical.com, under "Investor Info".

About Xtant Medical Holdings

Xtant Medical Holdings, Inc. (NYSE MKT:XTNT) develops, manufactures and markets regenerative medicine products and medical devices for domestic and international markets. Xtant products serve the specialized needs of orthopedic and neurological surgeons, including orthobiologics for the promotion of bone healing, implants and instrumentation for the treatment of spinal disease, tissue grafts for the treatment of orthopedic disorders, and biologics to promote healing following cranial, and foot and ankle surgeries. With core competencies in both biologic and non-biologic surgical technologies, Xtant can leverage its resources to successfully compete in global neurological and orthopedic surgery markets. For further information, please visit www.xtantmedical.com.

Important Cautions Regarding Forward-looking Statements

This press release contains certain disclosures that may be deemed forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that are subject to significant risks and uncertainties. Forward-looking statements include statements that are predictive in nature, that depend upon or refer to future events or conditions, or that include words such as "continue," "efforts," "expects," "anticipates," "intends," "plans," "believes," "estimates," "projects," "forecasts," "strategy," "will," "goal," "target," "prospects," "potential," "optimistic," "confident," "likely," "probable" or similar expressions or the negative thereof. Statements of historical fact also may be deemed to be forward-looking statements. We caution that these statements by their nature involve risks and uncertainties, and actual results may differ materially depending on a variety of important factors, including, among others: the Company's ability to successfully integrate the acquisition of X-spine; the ability of the Company's sales force to achieve expected results; the Company's ability to meet its existing and anticipated contractual obligations, including financial covenant and other obligations contained in the Company's secured lending facility; the Company's ability to manage cash flow; the Company's ability to develop, market, sell and distribute desirable applications, products and services and to protect its intellectual property; the ability of the Company's customers to pay and the timeliness of such payments; the Company's ability to obtain financing as and when needed; changes in consumer demands and preferences; the Company's ability to attract and retain management and employees with appropriate skills and expertise; the impact of changes in market, legal and regulatory conditions and in the applicable business environment, including actions of competitors; and other factors. Additional risk factors are listed in the Company's Annual Report on Form 10-K and Quarterly Reports on Form 10-Q under the heading "Risk Factors." The Company undertakes no obligation to release publicly any revisions to any forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events, except as required by law.

Pro forma, projected and estimated numbers used in this press release are used only for illustrative purposes and are not forecasts and may not reflect actual results.

This press release contains supplemental measures of performance, such as EBITDA, that are not required by, or presented in accordance with, generally accepted accounting principles in the United States ("GAAP"). Such measures should not be considered as replacements of GAAP. Further information with respect to and reconciliations of such measures to the nearest GAAP measure can be found at the end of this press release.

The unaudited pro forma financial information contained in this press release is included for informational purposes only and does not purport to reflect actual results of operations or the financial position that would have occurred has Xtant and X-spine operated on a combined basis during the periods presented.

The unaudited pro forma financial information should not be relied upon as being indicative of our financial condition or results of operations had the X- spine transaction occurred on the date assumed nor as a projection of our results of operations or financial position for any future period or date. The unaudited pro forma financial information should be read in conjunction with the historical financial statements and related notes of Xtant and X-spine.

XTANT MEDICAL HOLDINGS, INC.

Consolidated Pro Forma Statements of Operations

	For the Three Months Ended Sept 30,				For the Nine Months Ended Sept 30,
	2015		2014		2015		2014
		% of		% of		% of		% of
	Amount	Revenue	Amount	Revenue	Amount	Revenue	Amount	Revenue
Revenue
Orthopedic Product Sales	$20,577,473	98.5%	$19,397,951	98.9%	$63,612,869	98.8%	$57,559,393	99.0%
Other	323,819	1.5%	221,360	1.1%	788,356	1.2%	576,150	1.0%
Total Revenue	20,901,292	100.0%	19,619,310	100.0%	64,401,225	100.0%	58,135,543	100.0%

Cost of sales	7,208,696	34.5%	6,424,019	32.7%	22,106,441	34.3%	19,863,624	34.2%

Gross Profit	13,692,596	65.5%	13,195,291	67.3%	42,294,784	65.7%	38,271,918	65.8%

Operating Expenses
General and administrative	4,532,981	21.7%	3,708,414	18.9%	12,984,500	20.2%	10,668,313	18.4%
Sales and marketing	9,832,446	47.0%	8,380,884	42.7%	28,940,264	44.9%	24,076,681	41.4%
Research and development	987,433	4.7%	919,343	4.7%	2,813,792	4.4%	2,541,092	4.4%
Depreciation and amortization	1,562,220	7.5%	1,524,351	7.8%	4,201,058	6.5%	4,175,222	7.2%
Acquisition and Integration related expenses	-	0.0%	-	0.0%	-	0.0%	-	0.0%
Gain from the Extinguishment of Debt	-	0.0%	-	0.0%	-	0.0%	-	0.0%
Impairment of Assets	233,748	1.1%	-	0.0%	233,748	0.4%	-	0.0%
Non-cash consulting	50,000	0.2%	39,697	0.2%	190,869	0.3%	81,924	0.1%
Total Operating Expenses	17,198,829	82.3%	14,572,689	74.3%	49,364,232	76.7%	41,543,232	71.5%

Loss from Operations	(3,506,232)	-16.8%	(1,377,398)	-7.0%	(7,069,448)	-11.0%	(3,271,313)	-5.6%

Other Income (Expense)
Interest expense	(2,153,985)	-10.3%	(2,946,198)	-15.0%	(8,146,038)	-12.6%	(8,656,977)	-14.9%
Change in warrant derivative liability	397,366	1.9%	1,653,425	8.4%	(78,923)	-0.1%	1,038,190	1.8%
Non-cash consideration associated with stock purchase agreement	-	0.0%	-	0.0%	(558,185)	-0.9%	-	0.0%
Other income (expense)	(83,097)	-0.4%	(70,344)	-0.4%	(186,223)	-0.3%	(253,289)	-0.4%

Total Other Income (Expense)	(1,839,716)	-8.8%	(1,363,117)	-6.9%	(8,969,368)	-13.9%	(7,872,076)	-13.5%

Net Loss from Operations Before (Provision) Benefit for Income Taxes	(5,345,948)	-25.6%	(2,740,515)	-14.0%	(16,038,817)	-24.9%	(11,143,389)	-19.2%

Benefit (Provision) for Income Taxes
Current	11,143	0.0%	29,312	0.0%	22,286	0.0%	106,782	0.0%
Deferred	-	0.0%	-	0.0%	-	0.0%	-	0.0%

Net Loss	$(5,357,091)	-25.6%	$(2,769,827)	-14.1%	$(16,061,103)	-24.9%	$(11,250,171)	-19.4%
EBITDA	$(914,778)	-4.4%	$986,825	5.0%	$277,437	0.4%	$3,450,381	5.9%

See notes attached to the consolidated financial statements contained in the Company's Annual Report on Form 10-K and Quarterly Reports on Form 10-Q.

XTANT MEDICAL HOLDINGS, INC.

Consolidated Statements of Operations

	For the Three Months Ended Sept 30,				For the Nine Months Ended Sept 30,
	2015		2014		2015		2014
		% of		% of		% of		% of
	Amount	Revenue	Amount	Revenue	Amount	Revenue	Amount	Revenue
Revenue
Orthopedic Product Sales	$17,421,397	98.5%	$8,246,325	97.5%	$36,431,354	98.2%	$25,712,586	98.0%
Other	271,623	1.5%	207,179	2.5%	657,396	1.8%	537,821	2.0%
Total Revenue	17,693,020	100.0%	8,453,504	100.0%	37,088,749	100.0%	26,250,407	100.0%

Cost of sales	6,035,673	34.1%	3,017,734	35.7%	12,883,439	34.7%	9,718,952	37.0%

Gross Profit	11,657,347	65.9%	5,435,770	64.3%	24,205,310	65.3%	16,531,455	63.0%

Operating Expenses
General and administrative	3,980,804	22.5%	2,282,386	27.0%	8,805,104	23.7%	6,664,982	25.4%
Sales and marketing	8,430,303	47.6%	3,927,028	46.5%	18,179,552	49.0%	12,387,459	47.2%
Research and development	794,464	4.5%	378,252	4.5%	1,519,196	4.1%	955,111	3.6%
Depreciation and amortization	1,541,220	8.7%	58,763	0.7%	1,765,994	4.8%	216,343	0.8%
Acquisition and Integration related expenses	3,856,519	21.8%	-	0.0%	3,856,519	10.4%	-	0.0%
Gain from the Extinguishment of Debt	(2,345,019)	-13.3%	-	0.0%	(2,345,019)	-6.3%	-	0.0%
Impairment of Assets	233,748	1.3%	-	0.0%	233,748	0.6%	-	0.0%
Non-cash consulting	50,000	0.3%	39,697	0.5%	190,869	0.5%	81,924	0.3%
Total Operating Expenses	16,542,040	93.5%	6,686,126	79.1%	32,205,964	86.8%	20,305,819	77.4%

Loss from Operations	(4,884,693)	-27.6%	(1,250,356)	-14.8%	(8,000,654)	-21.6%	(3,774,364)	-14.4%

Other Income (Expense)
Interest expense	(2,111,721)	-11.9%	(1,498,508)	-17.7%	(4,930,941)	-13.3%	(4,216,109)	-16.1%
Change in warrant derivative liability	397,366	2.2%	1,653,425	19.6%	(78,923)	-0.2%	1,038,190	4.0%
Non-cash consideration associated with stock purchase agreement	-	0.0%	-	0.0%	(558,185)	-1.5%	-	0.0%
Other income (expense)	(89,926)	-0.5%	(70,344)	-0.8%	(193,052)	-0.5%	(253,289)	-1.0%

Total Other Income (Expense)	(1,804,281)	-10.2%	84,573	1.0%	(5,761,101)	-15.5%	(3,431,208)	-13.1%

Net Loss from Operations Before (Provision) Benefit for Income Taxes	(6,688,974)	-37.8%	(1,165,783)	-13.8%	(13,761,754)	-37.1%	(7,205,572)	-27.4%

Benefit (Provision) for Income Taxes
Current	-	0.0%	-	0.0%	-	0.0%	-	0.0%
Deferred	-	0.0%	-	0.0%	-	0.0%	-	0.0%

Net Loss	$(6,688,974)	-37.8%	$(1,165,783)	-13.8%	$(13,761,754)	-37.1%	$(7,205,572)	-27.4%

Net loss per share:
Basic	$(0.64)		$(0.35)		$(1.70)		$(1.26)
Dilutive	$(0.64)		$(0.35)		$(1.70)		$(1.26)

Shares used in the computation:
Basic	10,432,622		6,233,751		8,100,226		5,711,452
Dilutive	10,432,622		6,233,751		8,100,226		5,711,452

See notes attached to the consolidated financial statements contained in the Company's Annual Report on Form 10-K and Quarterly Report on Form 10-Q.

XTANT MEDICAL HOLDINGS, INC.

CONSOLIDATED BALANCE SHEETS

	As of	As of
	Sept 30,	December 31,
	2015	2014
ASSETS
Current Assets:
Cash and cash equivalents	$7,970,433	$4,468,208
Trade accounts receivable, net of allowance for doubtful accounts of $1,392,989 and $1,309,859, respectively	13,318,450	4,427,081
Inventories, net	22,042,508	9,558,648
Prepaid and other current assets	1,039,561	654,140
Total current assets	44,370,953	19,108,077

Non-current inventories	1,681,138	1,934,258
Goodwill	23,997,218	0
Property and equipment, net	11,433,064	4,654,527
Intangible assets, net	42,223,856	655,490
Other assets	2,520,464	1,598,539
Total Assets	$126,226,693	$27,950,891

LIABILITIES & STOCKHOLDERS' (DEFICIT) EQUITY
Current Liabilities:
Accounts payable	$7,485,220	$3,876,760
Accounts payable - related party	1,035,447	250,629
Accrued liabilities	6,716,897	1,921,301
Warrant derivative liability	1,399,294	1,320,371
Current portion of capital lease obligations	47,246	61,970
Current portion of royalty liability	0	1,000,750
Current portion of long-term debt	53,172	50,671
Total current liabilities	16,737,277	8,482,452
Long-term Liabilities:
Capital lease obligation, less current portion	18,962	11,808
Long term royalty liability, less current portion	0	6,361,216
Long term convertible debt, less current portion	68,000,000	0
Long-term debt, less current portion	44,301,474	20,870,330
Total Liabilities	129,057,714	35,725,806

Commitments and Contingencies
Stockholders' (Deficit) Equity
Preferred stock, $0.000001 par value; 5,000,000 shares authorized; no shares issued and Outstanding	-	-
Common stock, $0.000001 par value; 95,000,000 shares authorized; 11,886,107 shares issued and outstanding as of September 30, 2015 and 6,679,646 shares issued and outstanding as of December 31, 2014	11	7
Additional paid-in capital	81,798,160	63,091,620
Accumulated deficit	(84,629,192)	(70,866,542)
Total Stockholders’ Deficit	(2,831,021)	(7,774,915)

Total Liabilities & Stockholders’ Deficit	$126,226,693	$27,950,891

See notes attached to the consolidated financial statements contained in the Company's Annual Report on Form 10-K and Quarterly Reports on Form 10-Q.

XTANT MEDICAL HOLDINGS, INC.

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

	For the Nine Months Ended
	2015	2014
Operating activities:
Net loss	$(13,761,754)	$(7,205,572)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	2,403,934	498,343
Non-cash interest	1,665,172	387,294
Gain from the Extinguishment of Debt	(2,345,019)	0
Non-cash consideration associated with stock purchase agreement	558,185	0
Loss on sale of fixed assets	11,377	33,373
Impairment of Assets	233,748	0
Amortization of debt discount	707,281	1,207,859
Non-cash consulting expense/stock option expense	881,681	938,785
Provision for losses on accounts receivable and inventory	731,067	601,190
Change in derivative warrant liability	78,923	(1,038,190)
Changes in operating assets and liabilities:
Accounts receivable	(2,304,620)	346,151
Inventories	537,819	(350,198)
Prepaid and other assets	(325,976)	22,109
Accounts payable	776,214	884,436
Accrued liabilities	1,124,888	(1,495,107)
Net cash used in operating activities	(9,027,080)	(5,169,527)

Investing activities:
Intangibles resulting form the acquistion of X-spine	(73,033,049)	0
Purchases of property and equipment and intangible assets	(444,312)	(190,601)
Proceeds from sale of fixed assets	102,587	10,149
Net cash used in investing activities	(73,374,774)	(180,452)
Financing activities:
Net proceeds from the issuance of convertible debt	66,322,366	0
Payment on roayalty obligation	(542,905)	0
Net proceeds from equity private placement	516,380	0
Payments on capital leases	(78,490)	0
Net proceeds from issuance of long term debt	17,479,159	4,000,000
Payment on long term debt	(38,668)	(492,695)
Proceeds from the issuance of capital leases	70,921	(126,686)
Net proceeds from the issuance of stock	2,117,498	5,876,299
Net cash provided by financing activities	85,846,261	5,383,604

Net change in cash and cash equivalents	3,444,407	3,906,939
Cash and cash equivalents at beginning of period	4,526,026	3,046,340
Cash and cash equivalents at end of period	$7,970,433	$6,953,279

See notes attached to the consolidated financial statements contained in the Company's Annual Report on Form 10-K and Quarterly Reports on Form 10-Q.

XTANT MEDICAL HOLDINGS, INC.

Calculation of Pro Forma EBIDTA

	For the three months ended June 30,		For the nine months ended Sept 30,
	2015	2014	2015	2014
Loss from Operations	(3,506,232)	(1,377,398)	(7,069,448)	(3,271,313)

Impairment of Assets	233,748		233,748
Non-Cash Compensation	186,882	258,372	631,234	951,972
Depreciation & Amortization	2,170,824	2,105,850	6,481,903	5,769,722

EBIDTA	(914,778)	986,824	277,437	3,450,381

Contact:

COCKRELL GROUP 877.889.1972

investorrelations@thecockrellgroup.com

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